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                            THE YACKTMAN FUNDS, INC.
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                            THE YACKTMAN FUNDS, INC.

November 16, 1998

Financial advisors and institutional investors have indicated to us their concern about the SHIFTING INVESTMENT "STYLE" of The Yacktman Funds, Inc. (the "Funds").

As noted previously, there has clearly been a movement away from the Funds' long standing and publicly stated focus on large capitalization companies. The traditional focus of The Yacktman Fund was summarized in an "Insider Interview" in the August, 1995 Kiplinger's Personal Finance Magazine as:

     "Buy[ing] big, growing, boring, companies when they're beaten down in price and sell[ing] them when prices approach peak valuations . . . the quintessential large-company growth fund."

Many professional investors purchased shares of the Yacktman Funds for clients assuming they were making a fund investment similar to the type described by Kiplinger's. Unfortunately, the attached chart shows that neither of the Funds appears any longer to be a "large-company growth fund."

These professional investors have indicated that they CANNOT IGNORE an investment "style" shift because it directly impacts a number of other issues. As fiduciaries and "watchdogs" for shareholder interests, the Independent Directors and their consultant share the concerns of these professionals over what this "shift" could mean with respect to:

     * PROSPECTIVE RISK for the investors. The smaller capitalization stocks have potentially greater economic and market risk plus greater volatility.

     * PROFESSIONAL STAFFING OF THE INVESTMENT ADVISER. The inexperienced and almost skeletal professional staff at Yacktman Asset Management Co. must now follow for investment purposes an "all-market cap" universe of conceivably as many as 2,000 companies.

     * REASONS for the "style" shift (i.e., is someone other than Donald Yacktman involved in the day-to-day management of the Funds?).

     * DETERIORATING AND NONCOMPETITIVE PERFORMANCE. Please see attached chart for comparisons to overall market and other Growth & Income mutual funds.

Instead of responding to the legitimate questions of the Independent Directors on these issues, Donald Yacktman initiated this costly proxy fight. It appears to us that he hopes to replace the current board with directors, who will look the other way when tough questions need to be asked. Therefore, if the concerns raised by the Independent Directors are to be addressed in an effective and meaningful manner, you and your clients should support the independent Directors, by VOTING the WHITE PROXY CARD.

For additional Information, please call either Jon Carlson at 1-630-734-3792 or Stanislaw (Stas') Maliszewski at 1-312-780-1933.

                             The Board of Directors*
                             The Yacktman Funds, Inc.

*Messrs. Ball and Yacktman dissenting

                             COMPARATIVE PERFORMANCE
                             -----------------------


                                                            THE        S&P'S
                                                         YACKTMAN     COMPOSITE                            PERCENT OF
                                                       FUND AVERAGE   INDEX OF 500      THE YACKTMAN          FUNDS
                                                          ANNUAL     STOCKS ANNUAL      FUND LIPPER      OUTPERFORMING THE
TIME PERIOD                                               RETURNS      RETURNS            RANKINGS*        YACKTMAN FUND*
-----------                                               -------      -------            ---------        --------------

Three Months
Ended 9/30/98 ..........................................   -16.4%       -9.9%          707 OUT OF 827         85%

Year-to-date
(1/1/98-9/30/98) .......................................   -13.3%        6.0%          717 OUT OF 763         94%

One Year
(10/1/97-9/30/98) ......................................   -15.7%        9.0%          676 OUT OF 714         95%

Three Years
(10/1/95-9/30/98) ......................................    10.8%       22.6%          417 OUT OF 449         93%

Five Years
(10/1/93-9/30/98) ......................................    14.7%       19.9%          186 OUT OF 289         64%

Since Inception
(7/6/92) ...............................................     9.8%       18.3%                N/A              N/A


* Lipper rankings are out of the total number of funds in the Lipper Growth and Income fund category for the time period specified. Source: Lipper Analytical Services
  N/A means not applicable.

                     MARKET CAPITALIZATIONS* - AS OF 9/30/98

                                                               PERCENTAGE OF
                                         PERCENTAGE OF         THE YACKTMAN
          SIZE RANGE                   THE YACKTMAN FUND       FOCUSED FUND
          ----------                   -----------------       ------------

          Above $15 B................       13.5%                14.47%
          Between $10 an 15 B........       0.98%                 0.00%
          Between $5 and 10 B........      15.44%                 9.39%
          Between $4 and 5 B.........       0.00%                 0.00%
          Between $3 and 4 B.........       3.23%                 0.00%
          Between $2 and 3 B.........       0.00%                 0.00%
          Between $1.5 and 2 B.......       6.70%                 4.85%
          Between $1.0 and 1.5 B.....      14.45%                 9.19%
          Between $0.5 and $1.0 B....      26.13%                17.73%
          Less than $0.5 B...........      17.66%                26.18%
          Cash equivalents...........       1.95%                18.19%

*The market capitalizations of the companies will fluctuate over time and may at a specific date be lower or higher than the historic average.